Exhibit 10.1

TWELFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of the 3rd day of December, 2012 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.             Amendment to Section 9.04.  Section 9.04 of the Credit Agreement is hereby amended to restate clause (c) thereof in its entirety as follows:

“(c)         without limiting the dividends permitted by Section 9.04(b), the Borrower may declare and pay cash dividends on its Series C, Series D and Series E preferred stock permitted hereunder so long as (i) no Event of Default exists at the time of, or is caused by, such payment, (ii) after giving effect to such payment, availability under the Borrowing Base is equal to or greater than the greater of (x) two and one-half percent (2.5%) of the Borrowing Base then in effect and (y) $5,000,000, and (iii) such dividends do not exceed $45,000,000 in the aggregate in any calendar year;”.

3.             Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended

1

and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

4.             Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

5.             Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

6.             Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

7.             Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

8.             Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION, a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Twelfth Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Twelfth Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Twelfth Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

Signature Page to Twelfth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Scott Joyce
Name:	Scott Joyce
Title:	Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

Signature Page to Twelfth Amendment to Credit Agreement

LENDER

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ David Urban
Name:	David Urban
Title:	Associate Director

Signature Page to Twelfth Amendment to Credit Agreement

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ David L Montgomery
Name:	David L Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Twelfth Amendment to Credit Agreement

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey Rathkamp
Name:	Jeffrey Rathkamp
Title:	Managing Director

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Name:	Mark A. Serice
Title:	Senior Vice President

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to Twelfth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Twelfth Amendment to Credit Agreement